© 2015 Mercury Systems, Inc. William Blair & Company California Road Show Mark Aslett President and CEO Gerry Haines Executive Vice President and CFO March 3, 2015

2© 2015 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, divestitures and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2015. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA excludes certain non-cash and other specified charges. The Company believes this non-GAAP financial measure is useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA financial measure assists in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses this measure along with the corresponding GAAP financial measure to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3© 2015 Mercury Systems, Inc. Commercial secure and sensor processing subsystems Introducing Mercury Systems • MRCY on NASDAQ 1998 • High tech company; commercial business model • Focused on Defense and Intelligence priorities • Deployed on ~300 programs with 25+ Prime contractors • FY14 $209M revenue Growth YoY: 7% revenue, 18% bookings, 28% backlog • FY15 guidance*: Revenue $228M-$236M, Adj. EBITDA $41M-$44M * The guidance included herein is as of January 27, 2015.

4© 2015 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

5© 2015 Mercury Systems, Inc. Mercury’s vision is to be the… Leading high-tech commercial provider of more affordable secure and sensor processing subsystems designed and made in the USA

6© 2015 Mercury Systems, Inc. Defense will likely remain a $500B+ industry… …despite the ongoing political and budget uncertainty Crowding Out of Defense Spending and Investment: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform 3.0: Firm-fixed-price contracts and less government-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending

7© 2015 Mercury Systems, Inc. • Continue to focus on improving affordability • Achieve dominant capabilities through innovation • Remove barriers to commercial technology utilization • Require platform open architectures • Commercial default for non-platform procurements • Separate components procurement from platform • Separate component ‘buy’ decisions from primes …while the Defense Business Board promotes continued procurement reform BBP 3.0 recommendations encourage innovation and affordability… Better Bu ying Pow er 3.0 DRA FT Achieve A ffordable Programs • Contin ue to set and enfor ce afforda bility caps Achieve D ominant C apabilities While Con trolling Li fecycle Co sts • Stren gthen and expand “s hould cos t” based c ost manag ement • Build stronger partnersh ips betwe en the acq uisition, r equireme nts, and intelli gence com munities • Antici pate and plan for re sponsive and emer ging threa ts • Institu tionalize s tronger Do D level Lo ng Range R&D Plan ning Incentiviz e Product ivity in In dustry an d Governm ent • Align profitabili ty more tig htly with Departme nt goals • Emplo y appropr iate contr act types , but incre ase the u se of incentive type cont racts • Expan d the supe rior suppl ier incent ive progra m across DoD • Increa se effectiv e use of P erformanc e-Based L ogistics • Remo ve barrier s to comm ercial tech nology ut ilization • Impro ve the ret urn on inv estment in DoD labo ratories • Increa se the pro ductivity of IRAD a nd CR&D Incentiviz e Innovati on in Indu stry and G overnmen t • Increa se the use of prototy ping and experime ntation • Emph asize tech nology ins ertion and refresh in program p lanning • Use M odular Op en System s Architec ture to st imulate in novation • Increa se the ret urn on Sm all Busine ss Innova tion Rese arch (SBIR ) • Provid e draft tec hnical req uirements to industr y early an d involve industry i n funded concept d efinition to support r equiremen ts definition • Provid e clear “b est value” definition s so indus try can pr opose and DoD can c hoose wis ely Eliminate Unproduc tive Proce sses and Bureaucr acy • Emph asize Acq uisition E xecutive, Program E xecutive Officer an d Program Manager responsib ility, auth ority, and accounta bility • Reduc e cycle tim es while e nsuring s ound inve stments • Stream line docum entation r equireme nts and st aff review s Promote E ffective C ompetitio n • Create and main tain comp etitive en vironmen ts • Impro ve techno logy searc h and out reach in g lobal markets Improve T radecraft in Acquis ition of Se rvices • Increa se small b usiness p articipatio n, includi ng more effective u se of mar ket resear ch • Streng then cont ract mana gement o utside the normal acquisitio n chain • Impro ve require ments def inition • Impro ve the eff ectivenes s and pro ductivity o f contract ed engineeri ng and tec hnical ser vices Improve t he Profes sionalism of the Tot al Acquis ition Work force • Establ ish highe r standard s for key l eadership positions • Estab lish stron ger profes sional qu alification requireme nts for all acq uisition sp ecialties • Streng then orga nic engine ering cap abilities • Ensur e the DOD leadershi p for deve lopment p rograms is technical ly qualifie d to mana ge R&D a ctivities • Impro ve our lea ders’ abili ty to unde rstand an d mitigate technical risk • Increa se DoD su pport for Science, T echnolog y, Engineer ing and M athematic s (STEM) e ducation Achieving Dominant Capabiliti es throug h Technic al Excelle nce and In novation Continue Strengthe ning Our C ulture of: Cost Con sciousnes s, Profess ionalism, and Techn ical Excel lence Sources: • Better Buying Power 3.0 Whitepaper, September 2014 • Defense Business Board Report, July 2014 (http://dbb.defense.gov/Meetings/MeetingJuly2014.aspx)

8© 2015 Mercury Systems, Inc. …serving the US defense electronics industry How we operate as a high-tech commercial company… • Internal R&D funds the development of modular, reusable open innovations • Pre-integration improves affordability and time to market • Rapid customization and adaptation to platform • Technology and manufacturing maturation lowers cost and reduces risk • Support rapidly changing commercial technology for a decade or more Fund Develop IntegrateMature Support Adapt Commercially Adapted Technologies

9© 2015 Mercury Systems, Inc. …as customers seek more affordable outsourced subsystems Our business model is built for speed, innovation and affordability… • Traditional COTS board model broken (“Plug-n-Pray”) – Product procurement cost low – Large hidden integration costs – Lower prime IRAD spending – COTS lifecycle support difficult • Defense procurement reform – Cost-plus Government-funded integration – Under firm fixed price, Prime bears the risk and expense • Acquired and pre-integrating sensor chain technologies – More affordable, lower risk, simplifies supply chain – Open architectures and open middleware speeds adoption and improves affordability Primes RFM Digital Processing Mercury Pre-integrated Sensor Processing Subsystems Government Traditional COTS Model “Plug-n-Pray” Operating System COTS COTS COTS Proprietary Middleware Classified Prime/Gov’t IP 36+ months Time to Market 12 months Time to Market Open Middleware Application Ready Software Toolkit Classified Prime/Gov’t IP

10© 2015 Mercury Systems, Inc. From highly leveraged Teraflop modules and RFM subassemblies… …to blade servers and pre-integrated sensor processing subsystems Rugged MOSA Teraflop server blade Rugged MOSA solution - servers for the tactical edge ATCA blade server Integrated Microwave Assemblies MOSA Sensor Processing SubsystemsRF & Microwave MOSA building blocks

11© 2015 Mercury Systems, Inc. • Broadband EW domain expertise • Pre-integrated end-to-end sensor capability unique • Lower integration costs, time, risk • Facilitates Prime outsourcing • DoD mandate • Unique capabilities • Important relationships • Critical programs • 2-3 years ahead of traditional competitors • Intel server class Teraflop embedded processing • SWaP optimized packaging • Multiple form factors driving TAM expansion These factors lead to a unique market position for Mercury • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test • Authored Open VPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability

12© 2015 Mercury Systems, Inc. Mercury has unique and differentiated capabilities today… …that are aligned to the key industry growth drivers Pacific Pivot: Sensors going long, wide and high. Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation Aging Platform Modernization: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade electronics on aging military platforms International and Foreign Military Sales: Upgrade subsystems for export to expand addressable market, grow foreign sales and international customer R&D funding Special Operations Forces Quick Reaction Capability: Provide rapid reaction and affordable new capabilities to support anti-terror and other special forces missions globally

13© 2015 Mercury Systems, Inc. Defense industry growth drivers translate into specific… …company growth drivers that we are pursuing Outsourced Secure Processing Subsystems: Expand beyond sensor processing to provide MOSA secure processing subsystems for other onboard mission-critical compute applications Outsourced Pre-Integrated Sensor Processing Subsystems: Provide more affordable pre-integrated MOSA sensor processing subsystems that preserves customer software value-add RF and Microwave Outsourcing: Grow share in integrated RF and microwave assemblies and MOSA RF subsystems by providing customers a better alternative

We are deployed on 300+ programs with 25+ Primes



RADAR
F-16
F-35
Triton; NATO AGS Global Hawk
Patriot
AEGIS AEGIS Ashore
EW
F-15
AH-64 Apache
Global Hawk
Badger/Buzzard
SEWIP
EO/IR – C4I
F-16
Reaper/Gorgon Stare
F-35
P-8
Fury

LOCKHEED MARTIN

NORTHROP GRUMMAN

BAE SYSTEMS

NATIONAL SECURITY AGENCY · UNITED STATES OF AMERICA

BOEING

Raytheon

TELEPHONICS A Griffon Company

argon ST

EXELIS

SNC SIERRA NEVADA CORPORATION

UTC Aerospace Systems

GENERAL ATOMICS

© 2015 Mercury Systems, Inc.

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15© 2015 Mercury Systems, Inc. Acquisitions and investments driving significant opportunity growth • Low-risk content expansion growth strategy • Key production programs • Total value increased 2.5x to $4.1B in 2 years • Converted 1.4x of possible to probable value in 2 years • RFM expansion doubled potential opportunities • Opportunities driven by Radar (70%) and EW (30%) 2,2211,593 1,884 20 1,244 432 816 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Nov 2012 2013 Increase 2014 Increase Feb 2015 Key Programs Pipeline Value Processing RF/Microwave 4,105 Probable Possible Possible 1,593 Bid 52% Won 48% Processing 2,194 RF/M 1,911 Radar 2,924 EO 75 EW 1,106 Airborne 2,888 Naval 1,118 Ground 99

16© 2015 Mercury Systems, Inc. © 2015 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Low-risk content expansion growth strategy with demonstrable progress • Above industry average growth and dramatic improvement in profitability • Expect to achieve target business model for FY15 • Business platform built to grow and scale through acquisitions

© 2015 Mercury Systems, Inc. Financial Overview Gerry Haines Executive Vice President & CFO

18© 2015 Mercury Systems, Inc. Mercury’s business model and capabilities create a unique opportunity for growth and improved returns Model Characteristics Implications and Benefits Merchant supplier of sensor processing subsystems COTS product competitors remain but not subsystem Commercially designed and made in the USA Few if any competitors meet all new buying criteria Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream Pre-integrated sensor processing subsystems Primes outsourcing more to reduce total acquired cost 11 – 13% of revenue on research and development Value-based innovation. Modular design and reuse Affordable and innovative platform modernization DoD going direct to industry to eliminate profit layers

19© 2015 Mercury Systems, Inc. FY09-FY12 revenue summary by market Defense revenue CAGR of 15% FY09-FY12 Notes: • All numbers based on continuing operations. 145 158 181 222 44 42 48 15 0 50 100 150 200 250 FY09 FY10 FY11 FY12 Revenue ($M) Defense Commercial 189 200 229 237

20© 2015 Mercury Systems, Inc. Adjusted EBITDA CAGR of 28% FY09-FY12 Achieved historic target business model in FY11 Notes: • FY09 figures are as reported in the Company’s fiscal 2010 Form 10K. FY10-12 figures are reported in the Company’s fiscal 2015 Form 10K. • Adjusted EBITDA is Income from continuing operations, less interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring and other charges, impairment of long-lived assets, acquisition and financing costs and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs. 23 30 41 48 12% 15% 18% 20% 0 10 20 30 40 50 FY09 FY10 FY11 FY12 Adj. EBITDA ($M) Adj. EBITDA Margin (%)

21© 2015 Mercury Systems, Inc. FY13-14 restructuring and integration plans Accelerating achievement of target business model FISCAL 2013 • Restructuring actions align cost base with new environment FISCAL 2014 • 12-month Acquisition Integration Plan (through mid-FY2015) – Facilities consolidation into new AMC in Hudson, NH, creating a scalable manufacturing platform – Centralized administrative and manufacturing operations, operating on common systems – Rebalancing of R&D investments into highest growth areas • Gross annualized savings of $16 million – All actions completed in Q2FY15 – Increased operating leverage already evident in financial performance Created a scalable platform for future growth

22© 2015 Mercury Systems, Inc. Financial improvement in FY14 Returned to growth; adjusted EBITDA more than doubled GAAP ($M) FY13 FY14 Change Bookings 209.7 246.8 18% Revenue 194.2 208.7 7% Gross Margin % 40% 45% 5 pts Operating Expenses OpEx less restructuring (% of revenue) ⁽²⁾ 103.0 49% 102.1 46% (1%) (3) pts EPS (continuing) (0.46) (0.13) 0.33 Adj. EBITDA 9.9 23.5 137% Notes: (1) All numbers based on continuing operations. (2) Excludes $7.1M of restructuring and other charges from GAAP operating expenses in FY13 and $5.4M in FY14.

23© 2015 Mercury Systems, Inc. Record backlog exiting FY14 121% growth since FY11; Revenue coverage doubles FY11-FY14 Well positioned for balance of FY15 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue 71 84 109 144 148 87 97 136 174 192 0 50 100 150 200 250 FY11 FY12 FY13 FY14 H1 FY15 Mercury Ending Backlog ($M) 12-Month Ending Backlog Total Ending Backlog 30% 43% 52% 61% - 63% Fwd Revenue Coverage Ratio⁽¹⁾

24© 2015 Mercury Systems, Inc. FY15 FY16 FY17 Production Years Bid vs. Won Expansion Probable Possible Process RFM Total ($M) Total ($M) Aegis Existing FRP: FY16-25 Won  90 144 Processing FRP: FY19-25 Bid  116 420 RFM FRP: FY15-20 Won  46 48 SEWIP Block 2 FRP: FY15-23 Won  316 344 Small Ship FRP: FY16-25 Won  121 162 F-35 Existing LRIP: Up to FY19 Won  61 74 Processing LRIP: FY19 Bid  661 1050 RFM LRIP: FY19 Bid  275 805 Buzzard/Badger FRP: FY14-19 Won  88 170 Patriot FRP: FY14-17 Won  71 99 Gorgon Stare FRP: FY14-15 Won  39 75 Others (Predator/Reaper, F-15 EW, E-2D Hawkeye, F-16 SABR, P-8, SIRFC/AIDEWS, BAMS/Triton, AWACS, Classified) 339 714 Total: vs. Nov. 2013 % Growth: $2,223 1,355 64% $4,105 2,045 101% Program focus driving substantial growth potential Mercury’s perspective on phase, timing and potential value EMD LRIP FRP FMS Note: Refer to Appendix for definitions of “Bid”, “Won”, “Possible” and “Probable”

25© 2015 Mercury Systems, Inc. Momentum continues in H1 FY15 Notes: (1) All numbers based on continuing operations. (2) Excludes $0.1M of restructuring and other charges from GAAP operating expenses in H1 FY14 and $2.4M in H1 FY15. GAAP ($M) FY14 FY15 Change H1 H1 Bookings 92.6 129.1 39% Revenue 101.7 111.2 9% Gross Margin % 45% 46% 1 pt Operating Expenses 51.6 46.8 (9%) OpEx less restructuring (% of revenue) ⁽²⁾ 51% 40% (11) pts EPS (continuing) (0.10) 0.11 0.21 Adj. EBITDA 8.6 18.7 119%

26© 2015 Mercury Systems, Inc. FY15 guidance (as of January 27th) Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. FY14 Year Ending YoY June 30, 2015 (1) Change Actual Low High Revenue $209 $228 $236 9%-13% GAAP EPS (Continuing) ($0.13) $0.33 $0.39 +$0.46 to +$0.52 Adj EBITDA $23.5 $41.0 $44.0 74%-87% Adj EBITDA Adjustments: Income (loss) from continuing operations (4.1) 10.8 12.8 Interest expense, net - - - Tax (benefit) expense (1.8) 4.4 5.4 Depreciation 7.6 6.7 6.7 Amortization of acquired intangible assets 7.3 7.0 7.0 Restructuring and other charges 5.4 2.6 2.6 Acquisition and financing costs and other related expenses - 0.4 0.4 Impairment of long-lived assets - - - Fair value adjustments from purchase accounting - - - Stock-based compensation cost 9.0 9.1 9.1 Adj EBITDA $23.5 $41.0 $44.0 74%-87%

27© 2015 Mercury Systems, Inc. Accelerating revenue growth and operating leverage 9-13% revenue growth yields 74-87% increase in FY15 Adj. EBITDA Notes: (1) The guidance included herein is as of January 27, 2015. 194 209 228 5% $9.9M 11% $23.5M 18%-19% $41M-$44M 0 50 100 150 200 250 FY13 FY14 FY15F ⁽¹⁾ Revenue to Adjusted EBITDA trends Adj. EBITDA (%, $M) 236

28© 2015 Mercury Systems, Inc. Achievement of target business model for FY15 Notes: (1) FY15 percentages are estimates only, as of January 27, 2015. GAAP FY14 FY15⁽¹⁾ Revenue 100% 100% 100% Gross Margin 45% 47% 45-50% SG&A 26% 21-22% Low 20’s R&D 17% 14% 11-13% Amortization 4% 3% 2-3% Adj EBITDA 11% 18-19% 18-22% Current Target Business Model

29© 2015 Mercury Systems, Inc. Solid balance sheet with zero debt Ample liquidity, unused $200M credit facility, $500M Universal Shelf Notes: (1) Discontinued operations numbers are MIS. FY13 FY14 Q2 FY15 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 39.1 47.3 57.0 Accounts receivable, net 46.5 59.7 67.2 Inventory, net 37.4 31.7 30.0 PP&E, net 14.5 14.1 13.0 Goodwill and intangibles, net 199.9 193.1 189.6 Other 22.9 21.6 25.2 Assets of discontinued operations⁽¹⁾ 14.1 6.2 3.3 TOTAL ASSETS 374.4 373.7 385.3 LIABILITIES AND S/E AP and other liabilities 43.2 44.2 48.8 Debt 0.0 0.0 0.0 Liabilities of discontinued operations⁽¹⁾ 2.7 2.4 2.3 Total liabilities 45.9 46.6 51.1 Stockholders' equity 328.5 327.1 334.2 TOTAL LIABILITIES AND S/E 374.4 373.7 385.3

30© 2015 Mercury Systems, Inc. © 2015 Mercury Systems, Inc. Poised for profitable growth • Growth and profitability accelerating in FY15 • Integration plan complete, yielding $16M in gross annualized savings • Strategy, operational discipline, yield significant operating leverage • Strong, well-funded programs driving growth potential • Record backlog drives achievement of target business model for FY15 • Solid balance sheet with zero debt facilitates future M&A

31© 2015 Mercury Systems, Inc. Adjusted EBITDA reconciliation (000'S) 2009 2010 2011 2012 2013 2014 2015 - Low 2015 - High Income (loss) from continuing operations $ 7,909 $ 28,069 $ 18,507 $ 22,323 $(13,782) $ (4,072) $ 10,800 $ 12,800 Interest expense (income), net 492 (151) 45 27 31 40 — — Income tax expense (benefit) 109 (9,377) 8,060 8,991 (10,501) (1,841) 4,400 5,400 Depreciation 5,640 5,147 6,364 7,837 8,445 7,625 6,700 6,700 Amortization of acquired intangible assets 2,414 1,710 1,984 3,551 8,222 7,328 7,000 7,000 Restructuring and other charges 1,712 231 — 2,712 7,060 5,443 2,600 2,600 Impairment of long-lived assets — 211 150 — — — — — Acquisition and financing costs and other related expenses — — 412 1,219 318 — 400 400 Fair value adjustments from purchase accounting — — (219) (5,238) 2,293 — — — Stock-based compensation costs 4,582 4,016 5,580 6,572 7,854 8,999 9,100 9,100 Adjusted EBITDA $ 22,858 $ 29,856 $ 40,883 $ 47,994 $ 9,940 $ 23,522 $ 41,000 $ 44,000 Years Ended June 30, Full Year Guidance

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EO/IR**	Electro-optical / Infrared	**O&M**	Operations & Maintenance
AESA	Active Electronically Scanned Array	**EW**	Electronic Warfare	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AGS	Alliance Ground Surveillance	**FAR**	Federal Acquisition Regulation	**PoR**	Program of Record
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**FMS**	Foreign Military Sales	**RF**	Radio Frequency
AMC	Advanced Microelectronics Center	**FRP**	Full Rate Production	**SABR**	Scalable Agile Beam Radar
AS9100	Widely adopted and standardized quality management system for aerospace industry	**IDIQ**	Indefinite Quantity / Indefinite Delivery	**SEWIP**	Surface Electronic Warfare Improvement Program
ATCA	Advanced Telecommunications Architecture	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
BAMS	Broad Area Maritime Surveillance	**LRIP**	Low-Rate Initial Production	**SIRFC**	Suite of Integrated RF Countermeasures
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**MCE**	Mercury Commercial Electronics	**SOF**	Special Operations Forces
COTS	Commercial off-the Shelf	**MDS**	Mercury Defense Systems	**SWaP**	Size Weight and Power
DRFM	Digital Radio Frequency Memory	**MILPER**	Military Personnel	**TAM**	Total Addressable Market
EMD	Engineering and Manufacturing Development	**MOSA**	Modular Open Systems Architecture		

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33© 2015 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Bid We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has been awarded to a prime contractor. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.